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                                                                Exhibit 10.16(a)

                             FIRST AMENDMENT TO THE
                           CABOT OIL & GAS CORPORATION
                           SECOND AMENDED AND RESTATED
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                 First Amendment

                  Cabot Oil & Gas Corporation, a Delaware corporation (the "Company"), having established the Cabot Oil & Gas Corporation Second Amended and Restated 1994 Non-employee Director Stock Option Plan (the "Plan") and, having reserved the right under Section 12 thereof to amend the Plan, does hereby amend the Plan, effective as of March 1, 2003, to read as follows:

                  1. Section 7 of the Plan is hereby amended by replacing clause
(c) of Section 7 in its entirety as follows:

     "(c) the later of (i) the expiration of three months following the date on which the Optionee ceases to be a Non-employee Director for any reason other than death, disability or mandatory retirement or (ii) in the case of an Optionee who ceases service as a Non-employee Director by resigning from the Board of Directors within the six month period immediately preceding the date of the Company's annual meeting of stockholders for the year 2003, the expiration of six months following the effective date of the Optionee's resignation from the Board of Directors."

                  2. Section 8(c) of the Plan is hereby amended by adding the following language to the end thereof:

     "; provided, however, for purposes of this Section 8(c), an Optionee who ceases service as a Non-employee Director by resigning from the Board of Directors within the six month period immediately preceding the date of the Company's annual meeting of stockholders for the year 2003 shall, with respect to each outstanding Option previously granted to such Optionee under the Plan, be deemed to have ceased his or her service in the capacity of a director of the Company on May 31, 2003."

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                  IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officers this 17/th/ day of March, 2003, but effective as the date specified herein.

                                     CABOT OIL & GAS CORPORATION

                                     By:________________________________________

                                     Name:______________________________________

                                     Title:_____________________________________

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